UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2015

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On August 27, 2015, Lexmark Receivables Corporation (“LRC”), a wholly owned subsidiary of Lexmark International, Inc. (the “Company”), as Seller; Gotham Funding Corporation, as an Investor; Wells Fargo Bank, N.A. (“Wells Fargo”), as an Investor Agent and a Bank; The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank; the Company, as Collection Agent and an Originator; Lexmark Enterprise Software, LLC (“Enterprise Software”), a wholly-owned subsidiary of the Company, as an Originator; and Kofax, Inc. (“Kofax”), a wholly-owned subsidiary of the Company, as an Originator; entered into an Omnibus Amendment No. 3 (the “Omnibus Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated as of October 10, 2013 (the “RPA”).

The Omnibus Amendment to the RPA extends the term of the receivables facility thereunder to October 6, 2017.  In addition, Kofax became a new Originator under the facility, permitting advancements under the facility as accounts receivables are originated by Kofax and sold to LRC.  The maximum capital availability under the facility remains at $125 million under the RPA.  The facility contains customary affirmative and negative covenants as well as specific provisions related to the quality of the accounts receivables transferred.

The Omnibus Amendment also amended the Amended and Restated Purchase and Contribution Agreement, dated as of October 10, 2013 (the “PCA”) among the Company and Enterprise Software, as Sellers, and LRC, as Purchaser, by adding Kofax, as an additional Seller under the PCA.  Pursuant to the Omnibus Amendment, Kofax may now sell eligible receivables to LRC.

The foregoing description of the Omnibus Amendment to the RPA and PCA is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment to the RPA and PCA, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	Exhibit No.	Description of Exhibit
	10.1	Omnibus Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Amended and Restated Purchase and Contribution Agreement, dated August 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

September 1, 2015	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Omnibus Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Amended and Restated Purchase and Contribution Agreement, dated August 27, 2015.